Exhibit 99.1

Contact:	Phil Gee
480/693-5729
FOR IMMEDIATE RELEASE
US AIRWAYS GROUP, INC. REPORTS JANUARY TRAFFIC
     TEMPE, Ariz., Feb. 5, 2008 — US Airways Group, Inc. (NYSE: LCC) today reported January 2008 traffic results. Revenue passenger miles (RPMs) for the month were 4.6 billion, down 0.9 percent from January 2007. Capacity was 6.2 billion available seat miles (ASMs), down 2.7 percent from January 2007. Passenger load factor for the month of January was 75.2 percent, up 1.4 points versus January 2007.
     “Our January consolidated (mainline and Express) passenger revenue per available seat mile (PRASM) increased between three and five percent on a year-over-year basis, which was consistent with our expectations and our fourth quarter 2007 results. In addition, our operational improvement plan continues to gain traction as is evidenced by our first place ranking in on-time performance amongst the 10 largest U.S. airlines for the month of December, which was announced earlier today by the Department of Transportation. Congratulations to our team of 36,000 employees who will each receive $50 as part of our 2007 operational incentive plan, which is paying for the first time since March 2006. It is tremendously rewarding to complete 2007 on such a high note and we will continue to push this momentum into 2008,” said US Airways’ President, Scott Kirby.
     For the month of January 2008, US Airways’ domestic on-time performance was 79.5 percent with a completion factor of 98.3 percent
     The following summarizes US Airways Group’s traffic results for the month ended January 2008 and 2007, consisting of mainline operated flights as well as US Airways Express flights operated by wholly owned subsidiaries PSA Airlines and Piedmont Airlines.

US Airways Mainline
JANUARY

	2008	2007	% Change
Mainline Revenue Passenger Miles (000)
Domestic	3,783,028	3,934,060	(3.8)
Atlantic	468,172	401,492	16.6
Latin	388,118	346,928	11.9

Total Mainline Revenue Passenger Miles	4,639,318	4,682,480	(0.9)

Mainline Available Seat Miles (000)
Domestic	4,984,981	5,272,149	(5.4)
Atlantic	703,259	584,528	20.3
Latin	484,640	490,210	(1.1)

Total Mainline Available Seat Miles	6,172,880	6,346,887	(2.7)

Mainline Load Factor (%)
Domestic	75.9	74.6	1.3	pts
Atlantic	66.6	68.7	(2.1)	pts
Latin	80.1	70.8	9.3	pts

Total Mainline Load Factor	75.2	73.8	1.4	pts

Mainline Enplanements
Domestic	3,897,165	4,124,169	(5.5)
Atlantic	118,471	102,316	15.8
Latin	302,529	271,048	11.6

Total Mainline Enplanements	4,318,165	4,497,533	(4.0)
YEAR TO DATE

	2008	2007	% Change
Mainline Revenue Passenger Miles (000)
Domestic	3,783,028	3,934,060	(3.8)
Atlantic	468,172	401,492	16.6
Latin	388,118	346,928	11.9

Total Mainline Revenue Passenger Miles	4,639,318	4,682,480	(0.9)

Mainline Available Seat Miles (000)
Domestic	4,984,981	5,272,149	(5.4)
Atlantic	703,259	584,528	20.3
Latin	484,640	490,210	(1.1)

Total Mainline Available Seat Miles	6,172,880	6,346,887	(2.7)

Mainline Load Factor (%)
Domestic	75.9	74.6	1.3	pts
Atlantic	66.6	68.7	(2.1)	pts
Latin	80.1	70.8	9.3	pts

Total Mainline Load Factor	75.2	73.8	1.4	pts

Mainline Enplanements
Domestic	3,897,165	4,124,169	(5.5)
Atlantic	118,471	102,316	15.8
Latin	302,529	271,048	11.6

Total Mainline Enplanements	4,318,165	4,497,533	(4.0)
Notes:
1) Canada, Puerto Rico and U.S. Virgin Islands are included in the domestic results.
2) Latin numbers include the Caribbean.

US Airways Express (Piedmont Airlines, PSA Airlines)
JANUARY

	2008	2007	% Change
Express Revenue Passenger Miles (000)
Domestic	156,913	188,025	(16.5)

Express Available Seat Miles (000)
Domestic	267,026	302,175	(11.6)

Express Load Factor (%)
Domestic	58.8	62.2	(3.4)	pts

Express Enplanements
Domestic	568,699	633,118	(10.2)
YEAR TO DATE

	2008	2007	% Change
Express Revenue Passenger Miles (000)
Domestic	156,913	188,025	(16.5)

Express Available Seat Miles (000)	.
Domestic	267,026	302,175	(11.6)

Express Load Factor (%)
Domestic	58.8	62.2	(3.4)	pts

Express Enplanements
Domestic	568,699	633,118	(10.2)
Notes:
1) Canada is included in domestic results.

Consolidated US Airways Group, Inc.
JANUARY

	2008	2007	% Change
Consolidated Revenue Passenger Miles (000)
Domestic	3,939,941	4,122,085	(4.4)
Atlantic	468,172	401,492	16.6
Latin	388,118	346,928	11.9

Total Consolidated Revenue Passenger Miles	4,796,231	4,870,505	(1.5)

Consolidated Available Seat Miles (000)
Domestic	5,252,007	5,574,324	(5.8)
Atlantic	703,259	584,528	20.3
Latin	484,640	490,210	(1.1)

Total Consolidated Available Seat Miles	6,439,906	6,649,062	(3.1)

Consolidated Load Factor (%)
Domestic	75.0	73.9	1.1	pts
Atlantic	66.6	68.7	(2.1)	pts
Latin	80.1	70.8	9.3	pts

Total Consolidated Load Factor	74.5	73.3	1.2	pts

Consolidated Enplanements
Domestic	4,465,864	4,757,287	(6.1)
Atlantic	118,471	102,316	15.8
Latin	302,529	271,048	11.6

Total Consolidated Enplanements	4,886,864	5,130,651	(4.8)
YEAR TO DATE

	2008	2007	% Change
Consolidated Revenue Passenger Miles (000)
Domestic	3,939,941	4,122,085	(4.4)
Atlantic	468,172	401,492	16.6
Latin	388,118	346,928	11.9

Total Consolidated Revenue Passenger Miles	4,796,231	4,870,505	(1.5)

Consolidated Available Seat Miles (000)
Domestic	5,252,007	5,574,324	(5.8)
Atlantic	703,259	584,528	20.3
Latin	484,640	490,210	(1.1)

Total Consolidated Available Seat Miles	6,439,906	6,649,062	(3.1)

Consolidated Load Factor (%)
Domestic	75.0	73.9	1.1	pts
Atlantic	66.6	68.7	(2.1)	pts
Latin	80.1	70.8	9.3	pts

Total Consolidated Load Factor	74.5	73.3	1.2	pts

Consolidated Enplanements
Domestic	4,465,864	4,757,287	(6.1)
Atlantic	118,471	102,316	15.8
Latin	302,529	271,048	11.6

Total Consolidated Enplanements	4,886,864	5,130,651	(4.8)
Notes:
1) Canada, Puerto Rico and U.S. Virgin Islands are included in the domestic results.
2) Latin numbers include the Caribbean.

Other Notable Accomplishments
     US Airways is also providing a brief update on notable company accomplishments during the month of January:
▪	Debuted new 767 Envoy class cabin, featuring on-demand audio/visual entertainment and near lie-flat seats.

▪	Announced March distribution of $49 million for the company’s annual Employee Profit Sharing Program.

▪	Named five new executive leadership positions: Suzanne Boda, Senior Vice President, East Coast, International and Cargo Operations; Bob Ciminelli, Vice President Philadelphia Operation; Kevin Riccoboni, Vice President, Technology Delivery and Airline Operations; Alan Ferayorni, Vice President IT Infrastructure and Dion Flannery as President, US Airways Express.
     US Airways is the fifth largest domestic airline employing more than 36,000 aviation professionals worldwide. US Airways, US Airways Shuttle and US Airways Express operate approximately 3,800 flights per day and serve more than 230 communities in the U.S., Canada, Europe, the Caribbean and Latin America. US Airways is a member of the Star Alliance network, which offers our customers 17,000 daily flights to 897 destinations in 160 countries worldwide. This press release and additional information on US Airways can be found at www.usairways.com. (LCCT)
Forward Looking Statements
Certain of the statements contained herein should be considered “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by words such as “may,” “will,” “expect,” “intend,” “indicate,” “anticipate,” “believe,” “forecast,” “estimate,” “plan,” “guidance,” “outlook,” “could,” “should,” “continue” and similar terms used in connection with statements regarding the outlook of US Airways Group, Inc. (the “Company”). Such statements include, but are not limited to, statements about expected fuel costs, the revenue and pricing environment, the Company’s expected financial performance and operations, future financing plans and needs, overall economic conditions and the benefits of the business combination transaction involving America West Holdings Corporation and US Airways Group, including future financial and operating results and the combined companies’ plans, objectives, expectations and intentions. Other forward-looking statements that do not relate solely to historical facts include, without limitation, statements that discuss the possible future effects of current known trends or uncertainties or which indicate that the future effects of known trends or uncertainties cannot be predicted, guaranteed or assured. Such statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties that could cause the Company’s actual results and financial position to differ materially from the Company’s expectations. Such risks and uncertainties include, but are not limited to, the following: the impact of high fuel costs, significant disruptions in the supply of aircraft fuel and further significant increases to fuel prices; our high level of fixed obligations and our ability to obtain and maintain financing for operations and other purposes; our ability to achieve the synergies anticipated as a result of the merger and to achieve those synergies in a timely manner; our ability to integrate the management, operations and labor groups of US Airways Group and America West Holdings; labor costs and relations with unionized employees generally and the impact and outcome of labor negotiations; the impact of global instability, including the current instability in the Middle East, the continuing impact of the military presence in Iraq and Afghanistan and the terrorist attacks of September 11, 2001 and the potential impact of future hostilities, terrorist attacks, infectious disease outbreaks or other global events that affect travel behavior; reliance on automated systems and the impact of any failure or disruption of these systems; the impact of future significant operating losses; changes in prevailing interest rates; our ability to obtain and maintain commercially reasonable terms with vendors and service providers and our reliance on those vendors and service providers; security-related and insurance costs; changes in government legislation and regulation; our ability to use pre-merger NOLs and certain other tax attributes; competitive practices in the industry, including significant fare restructuring activities, capacity reductions and in court or out of court restructuring by major airlines; continued existence of prepetition liabilities; interruptions or disruptions in service at one or more of our hub airports; weather conditions; our ability to obtain and maintain any necessary financing for operations and other purposes; our ability to maintain adequate liquidity; our ability to maintain contracts that are critical to our operations; our ability to operate pursuant to the terms of our financing facilities (particularly the financial covenants); our ability to attract and retain customers; the cyclical nature of the airline industry; our ability to attract and retain qualified personnel; economic conditions; and other risks and uncertainties listed from time to time in our reports to the Securities and Exchange Commission. There may be other factors not identified above of which the Company is not currently aware that may affect matters discussed in the forward-looking statements, and may also cause actual results to differ materially from those discussed. All forward-looking statements are based on information currently available to the Company. The Company assumes no obligation to publicly update or revise any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting such estimates. Additional factors that may affect the future results of the Company are set forth in the section entitled “Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2007, which is available at www.usairways.com.
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